UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2009

FIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Bridge Road P.O. Box 1340 Suffolk, Virginia	23439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 934-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 11, 2009, First Bankshares, Inc. issued a press release discussing its unaudited financial results for the quarter and six months ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

First Bankshares, Inc. issued the attached press release on August 11, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2009

FIRST BANKSHARES, INC.

By:	/s/ Robert E. Clary
Robert E. Clary, CPA Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release, dated August 11, 2009